EXHIBIT 99.3 – Supplemental, Unaudited Financial Information

CONDENSED, CONSOLIDATED FINANCIAL HIGHLIGHTS
(Dollars In Thousands, Except Per Share Data) (Unaudited)
	AS OF OR FOR THE
	SIX MONTHS ENDED		%
	JUNE 30,		INCREASE
	2020	2019	(DECREASE)
EARNINGS PERFORMANCE
Net Income	$9,604	$8,739	9.90%
Return on Average Assets (Annualized)	1.15%	1.21%	-4.96%
Return on Average Equity (Annualized)	7.71%	8.07%	-4.46%

BALANCE SHEET HIGHLIGHTS
Total Assets	$1,745,466	$1,609,685	8.44%
Available-for-Sale Debt Securities	332,188	363,465	-8.61%
Loans (Net)	1,230,387	1,108,483	11.00%
Allowance for Loan Losses	11,026	8,200	34.46%
Deposits and Repo Sweep Accounts	1,383,382	1,287,335	7.46%

OFF-BALANCE SHEET
Outstanding Balance of Mortgage Loans Sold with Servicing Retained	$210,778	$172,910	21.90%
Trust Assets Under Management	984,853	948,998	3.78%

SHAREHOLDERS' VALUE (PER COMMON SHARE)
Net Income - Basic	$0.70	$0.67	4.48%
Net Income - Diluted	$0.70	$0.67	4.48%
Dividends - Quarterly	$0.54	$0.54	0.00%
Dividends - Special	$0.00	$0.10	-100.00%
Common Book Value	$18.53	$17.51	5.83%
Tangible Common Book Value (a)	$16.39	$15.32	6.98%
Market Value (Last Trade)	$20.65	$26.33	-21.57%
Market Value / Common Book Value	111.44%	150.37%	-25.89%
Market Value / Tangible Common Book Value	125.99%	171.87%	-26.69%
Price Earnings Multiple (Annualized)	14.75	19.65	-24.94%
Dividend Yield (Annualized, Excluding Special Dividend)	5.23%	4.10%	27.56%
Common Shares Outstanding, End of Period	13,807,157	13,687,999	0.87%

CONDENSED, CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)
(Dollars In Thousands, Except Per Share Data) (Unaudited)
	AS OF OR FOR THE
	SIX MONTHS ENDED		%
	JUNE 30,		INCREASE
	2020	2019	(DECREASE)
SAFETY AND SOUNDNESS
Tangible Common Equity / Tangible Assets (a)	13.19%	13.28%	-0.68%
Nonperforming Assets / Total Assets	1.33%	0.95%	40.00%
Allowance for Loan Losses / Total Loans	0.89%	0.73%	21.92%
Total Risk Based Capital Ratio (b)	21.32%	20.97%	1.67%
Tier 1 Risk Based Capital Ratio (b)	19.69%	19.51%	0.92%
Common Equity Tier 1 Risk Based Capital Ratio (b)	19.69%	19.51%	0.92%
Leverage Ratio (b)	12.82%	13.13%	-2.36%

AVERAGE BALANCES
Average Assets	$1,676,009	$1,440,745	16.33%
Average Equity	$249,005	$216,589	14.97%

EFFICIENCY RATIO (c)
Net Interest Income on a Fully Taxable-Equivalent
Basis (c)	$28,989	$26,485	9.45%
Noninterest Income	10,809	9,255	16.79%
Total (1)	$39,798	$35,740	11.35%
Noninterest Expense Excluding Merger Expenses (2)	$25,186	$22,118	13.87%
Efficiency Ratio = (2)/(1)	63.28%	61.89%	2.25%

(a)	Tangible book value per common share and tangible common equity as a percentage of tangible assets are non-U.S. GAAP ratios. Management believes this non-GAAP information is helpful in evaluating the strength of the Corporation's capital and in providing an alternative, conservative valuation of the Corporation's net worth. The ratios shown above are based on the following calculations of tangible assets and tangible common equity:

Total Assets	$1,745,466	$1,609,685
Less: Intangible Assets, Primarily Goodwill	(29,511)	(30,013)
Tangible Assets	$1,715,955	$1,579,672
Total Shareholders' Equity	$255,791	$239,716
Less: Intangible Assets, Primarily Goodwill	(29,511)	(30,013)
Tangible Common Equity (3)	$226,280	$209,703

Common Shares Outstanding, End of Period (4)	13,807,157	13,687,999
Tangible Common Book Value per Share = (3)/(4)	$16.39	$15.32

(b)	Capital ratios for the most recent period are estimated.

(c)	The efficiency ratio is a non-GAAP ratio that is calculated as shown above. For purposes of calculating the efficiency ratio, net interest income on a fully taxable-equivalent basis includes amounts of interest income on tax-exempt securities and loans that have been increased to a fully taxable-equivalent basis, using the Corporation's marginal federal income tax rate of 21%. In the calculation above, management excluded merger-related expenses. These expenses include expenses related to the acquisition of Covenant Financial, Inc., which closed July 1, 2020. Also excluded are expenses related to the acquisition of Monument Bancorp, Inc. , which closed April 1, 2019.

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QUARTERLY CONDENSED, CONSOLIDATED
INCOME STATEMENT INFORMATION
(Dollars In Thousands, Except Per Share Data)	For the Three Months Ended:
(Unaudited)	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2020	2020	2019	2019	2019	2019
Interest income	$16,513	$17,037	$17,290	$17,277	$17,139	$13,065
Interest expense	2,267	2,755	2,999	3,000	2,934	1,350
Net interest income	14,246	14,282	14,291	14,277	14,205	11,715
(Credit) provision for loan losses	(176)	1,528	652	1,158	(4)	(957)
Net interest income after (credit) provision for loan losses	14,422	12,754	13,639	13,119	14,209	12,672
Noninterest income	5,528	5,281	5,066	4,963	4,849	4,406
Net gains on securities	0	0	3	13	7	0
Merger-related expenses	983	141	281	206	3,301	311
Other noninterest expenses	12,274	12,912	11,834	11,486	11,422	10,696
Income before income tax provision	6,693	4,982	6,593	6,403	4,342	6,071
Income tax provision	1,255	816	1,135	1,096	693	981
Net income	$5,438	$4,166	$5,458	$5,307	$3,649	$5,090
Net income attributable to common shares	$5,405	$4,146	$5,431	$5,281	$3,630	$5,063
Basic earnings per common share	$0.39	$0.30	$0.40	$0.39	$0.27	$0.41
Diluted earnings per common share	$0.39	$0.30	$0.40	$0.39	$0.27	$0.41

QUARTERLY CONDENSED, CONSOLIDATED
BALANCE SHEET INFORMATION
(In Thousands) (Unaudited)	As of:
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2020	2020	2019	2019	2019	2019
ASSETS
Cash & Due from Banks	$77,642	$32,678	$35,202	$51,443	$39,505	$44,002
Available-for-Sale Debt Securities	332,188	342,416	346,723	363,467	363,465	357,646
Loans Held for Sale	1,258	579	767	2,033	1,131	0
Loans, Net	1,230,387	1,156,143	1,172,386	1,130,143	1,108,483	817,136
Intangible Assets	29,511	29,573	29,635	29,939	30,013	11,949
Other Assets	74,480	68,056	69,432	65,562	67,088	59,267
TOTAL ASSETS	$1,745,466	$1,629,445	$1,654,145	$1,642,587	$1,609,685	$1,290,000

LIABILITIES
Deposits	$1,381,178	$1,249,912	$1,252,660	$1,294,882	$1,284,143	$1,039,911
Repo Sweep Accounts	2,204	2,407	1,928	3,767	3,192	5,132
Total Deposits and Repo Sweeps	1,383,382	1,252,319	1,254,588	1,298,649	1,287,335	1,045,043
Borrowed Funds	85,104	108,144	136,419	75,714	62,574	32,844
Subordinated Debt	6,500	6,500	6,500	7,000	7,000	0
Other Liabilities	14,689	11,254	12,186	18,285	13,060	9,986
TOTAL LIABILITIES	1,489,675	1,378,217	1,409,693	1,399,648	1,369,969	1,087,873

SHAREHOLDERS' EQUITY
Common Shareholders' Equity, Excluding
Accumulated Other Comprehensive Income (Loss)	244,080	241,754	240,761	238,479	236,284	202,768
Accumulated Other Comprehensive Income (Loss):
Net Unrealized Gains (Losses) on Available-for-sale Securities	11,472	9,230	3,511	4,173	3,138	(941)
Defined Benefit Plans Adjustment, Net	239	244	180	287	294	300
TOTAL SHAREHOLDERS' EQUITY	255,791	251,228	244,452	242,939	239,716	202,127
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$1,745,466	$1,629,445	$1,654,145	$1,642,587	$1,609,685	$1,290,000

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AVAILABLE-FOR-SALE DEBT SECURITIES	June 30, 2020		March 31, 2020		December 31, 2019
(In Thousands)	Amortized	Fair	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value	Cost	Value

Obligations of U.S. Government agencies	$10,706	$11,673	$15,704	$16,408	$16,380	$17,000
Obligations of states and political subdivisions:
Tax-exempt	86,897	91,643	78,126	81,072	68,787	70,760
Taxable	38,022	39,784	35,764	37,074	35,446	36,303
Mortgage-backed securities issued or guaranteed by U.S. Government agencies or sponsored agencies:
Residential pass-through securities	49,852	51,520	54,280	55,752	58,875	59,210
Residential collateralized mortgage obligations	87,527	89,435	101,130	103,556	115,025	114,723
Commercial mortgage-backed securities	44,664	48,133	45,727	48,554	47,765	48,727
Total Available-for-Sale Debt Securities	$317,668	$332,188	$330,731	$342,416	$342,278	$346,723

Summary of Loans by Type
(Excludes Loans Held for Sale)
(In Thousands)	June 30,	March 31,	Dec. 31,	June 30,
	2020	2020	2019	2019
Residential mortgage:
Residential mortgage loans - first liens	$493,214	$508,387	$510,641	$484,479
Residential mortgage loans - junior liens	25,632	27,028	27,503	28,880
Home equity lines of credit	31,826	32,090	33,638	35,224
1-4 Family residential construction	15,621	14,121	14,798	27,994
Total residential mortgage	566,293	581,626	586,580	576,577
Commercial:
Commercial loans secured by real estate	293,304	295,860	301,227	279,267
Commercial and industrial	120,202	132,308	126,374	115,264
Small Business Administration - Paycheck
Protection Program	97,103	0	0	0
Political subdivisions	43,134	43,613	53,570	52,308
Commercial construction and land	40,348	33,340	33,555	21,197
Loans secured by farmland	11,433	11,524	12,251	7,251
Multi-family (5 or more) residential	32,699	32,370	31,070	26,749
Agricultural loans	3,874	3,886	4,319	5,234
Other commercial loans	16,579	16,430	16,535	13,037
Total commercial	658,676	569,331	578,901	520,307
Consumer	16,444	16,516	16,741	19,799
Total	1,241,413	1,167,473	1,182,222	1,116,683
Less: allowance for loan losses	(11,026)	(11,330)	(9,836)	(8,200)
Loans, net	$1,230,387	$1,156,143	$1,172,386	$1,108,483

Loans Held for Sale
(In Thousands)	June 30,	March 31,	Dec. 31,	June 30,
	2020	2020	2019	2019
Residential mortgage loans originated and serviced - outstanding balance	$212,036	$182,989	$179,213	$174,041
Less: outstanding balance of loans sold	(210,778)	(182,410)	(178,446)	(172,910)
Loans held for sale, net	$1,258	$579	$767	$1,131

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ANALYSIS OF THE ALLOWANCE FOR LOAN LOSSES

(In Thousands)

	3 Months	3 Months	6 Months	6 Months
	Ended	Ended	Ended	Ended
	June 30,	March 31,	June 30,	June 30,
	2020	2020	2020	2019
Balance, beginning of period	$11,330	$9,836	$9,836	$9,309
Charge-offs	(146)	(48)	(194)	(179)
Recoveries	18	14	32	31
Net (charge-offs)	(128)	(34)	(162)	(148)
(Credit) provision for loan losses	(176)	1,528	1,352	(961)
Balance, end of period	$11,026	$11,330	$11,026	$8,200

PAST DUE AND IMPAIRED LOANS, NONPERFORMING ASSETS

AND TROUBLED DEBT RESTRUCTURINGS (TDRs)

(Dollars In Thousands)

	June 30,	March 31,	Dec 31,	June 30,
	2020	2020	2019	2019
Impaired loans with a valuation allowance	$12,189	$6,709	$3,375	$1,785
Impaired loans without a valuation allowance	2,091	1,581	2,111	4,479
Total impaired loans	$14,280	$8,290	$5,486	$6,264

Total loans past due 30-89 days and still accruing	$5,124	$8,372	$8,889	$4,407

Nonperforming assets:
Total nonaccrual loans	$18,763	$12,309	$9,218	$9,289
Total loans past due 90 days or more and still accruing	2,812	2,093	1,207	2,631
Total nonperforming loans	21,575	14,402	10,425	11,920
Foreclosed assets held for sale (real estate)	1,593	1,685	2,886	3,305
Total nonperforming assets	$23,168	$16,087	$13,311	$15,225

Loans subject to troubled debt restructurings (TDRs):
Performing	$265	$372	$889	$972
Nonperforming	790	1,730	1,737	489
Total TDRs	$1,055	$2,102	$2,626	$1,461

Total nonperforming loans as a % of loans	1.74%	1.23%	0.88%	1.07%
Total nonperforming assets as a % of assets	1.33%	0.99%	0.80%	0.95%
Allowance for loan losses as a % of total loans	0.89%	0.97%	0.83%	0.73%
Allowance for loan losses as a % of nonperforming loans	51.11%	78.67%	94.35%	68.79%

5

Analysis of Average Daily Balances and Rates

(Dollars in Thousands)

	3 Months		3 Months		3 Months
	Ended	Rate of	Ended	Rate of	Ended	Rate of
	6/30/2020	Return/	3/31/2020	Return/	6/30/2019	Return/
	Average	Cost of	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Interest-bearing due from banks	$37,799	0.44%	$19,401	1.68%	$22,398	2.67%
Available-for-sale debt securities,
at amortized cost:
Taxable	244,019	2.27%	265,157	2.41%	289,041	2.53%
Tax-exempt	82,050	3.09%	69,850	3.14%	73,928	3.60%
Total available-for-sale debt securities	326,069	2.48%	335,007	2.56%	362,969	2.75%
Loans receivable:
Taxable	1,094,432	4.99%	1,108,118	5.25%	1,035,672	5.46%
Paycheck Protection Program (Taxable)	77,832	2.79%	0		0
Tax-exempt	59,177	3.75%	60,367	3.83%	69,571	3.78%
Total loans receivable	1,231,441	4.79%	1,168,485	5.18%	1,105,243	5.35%
Other earning assets	2,206	3.65%	1,460	3.03%	1,423	3.10%
Total Earning Assets	1,597,515	4.22%	1,524,353	4.55%	1,492,033	4.68%
Cash	18,960		18,042		20,325
Unrealized gain/loss on securities	12,574		8,176		(101)
Allowance for loan losses	(11,471)		(10,015)		(8,378)
Bank premises and equipment	18,230		17,732		16,214
Intangible assets	29,543		29,607		30,040
Other assets	49,502		49,270		49,935
Total Assets	$1,714,853		$1,637,165		$1,600,068

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$260,177	0.31%	$227,069	0.43%	$218,731	0.58%
Money market	215,441	0.43%	200,691	0.53%	199,092	0.51%
Savings	183,933	0.12%	168,971	0.15%	173,922	0.17%
Time deposits	343,257	1.52%	381,621	1.67%	383,361	1.80%
Total interest-bearing deposits	1,002,808	0.72%	978,352	0.89%	975,106	0.97%
Borrowed funds:
Short-term	19,844	1.30%	44,882	1.77%	37,279	2.45%
Long-term	72,917	1.73%	64,065	1.85%	35,167	2.60%
Subordinated debt	6,500	6.56%	6,500	6.62%	7,000	6.59%
Total borrowed funds	99,261	1.96%	115,447	2.09%	79,446	2.88%
Total Interest-bearing Liabilities	1,102,069	0.83%	1,093,799	1.01%	1,054,552	1.12%
Demand deposits	346,285		281,893		294,112
Other liabilities	15,891		14,071		15,454
Total Liabilities	1,464,245		1,389,763		1,364,118
Stockholders' equity, excluding accumulated other comprehensive income/loss	240,434		240,718		235,733
Accumulated other comprehensive income/loss	10,174		6,684		217
Total Shareholders' Equity	250,608		247,402		235,950
Total Liabilities and Shareholders' Equity	$1,714,853		$1,637,165		$1,600,068
Interest Rate Spread		3.39%		3.54%		3.56%
Net Interest Income/Earning Assets		3.65%		3.83%		3.89%

Total Deposits (Interest-bearing and Demand)	$1,349,093		$1,260,245		$1,269,218

(1)	Annualized rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis, using the Corporation’s marginal federal income tax rate of 21%.
(2)	Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.
(3)	Rates of return on earning assets and costs of funds have been presented on an annualized basis.

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Analysis of Average Daily Balances and Rates
(Dollars in Thousands)
	6 Months		6 Months
	Ended	Rate of	Ended	Rate of
	6/30/2020	Return/	6/30/2019	Return/
	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Interest-bearing due from banks	$28,600	0.86%	$21,358	2.50%
Available-for-sale debt securities,
at amortized cost:
Taxable	254,588	2.34%	285,443	2.59%
Tax-exempt	75,950	3.11%	77,009	3.70%
Total available-for-sale debt securities	330,538	2.52%	362,452	2.82%
Loans receivable:
Taxable	1,101,275	5.12%	894,208	5.42%
Paycheck Protection Program (Taxable)	38,916	2.79%	0
Tax-exempt	59,772	3.79%	71,064	3.88%
Total loans receivable	1,199,963	4.98%	965,272	5.31%
Other earning assets	1,833	3.40%	1,257	3.21%
Total Earning Assets	1,560,934	4.38%	1,350,339	4.59%
Cash	18,501		18,629
Unrealized gain/loss on securities	10,375		(2,352)
Allowance for loan losses	(10,743)		(8,856)
Bank premises and equipment	17,981		15,367
Intangible assets	29,575		21,045
Other assets	49,386		46,573
Total Assets	$1,676,009		$1,440,745

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$243,623	0.37%	$208,872	0.53%
Money market	208,066	0.48%	188,042	0.46%
Savings	176,452	0.13%	165,354	0.14%
Time deposits	362,439	1.60%	305,769	1.53%
Total interest-bearing deposits	990,580	0.80%	868,037	0.79%
Borrowed funds:
Short-term	32,363	1.63%	26,666	2.32%
Long-term	68,491	1.79%	34,929	2.57%
Subordinated debt	6,500	6.59%	3,520	6.59%
Total borrowed funds	107,354	2.03%	65,115	2.69%
Total Interest-bearing Liabilities	1,097,934	0.92%	933,152	0.93%
Demand deposits	314,089		277,794
Other liabilities	14,981		13,210
Total Liabilities	1,427,004		1,224,156
Stockholders' equity, excluding accumulated other comprehensive income/loss	240,576		218,175
Accumulated other comprehensive income/loss	8,429		(1,586)
Total Shareholders' Equity	249,005		216,589
Total Liabilities and Shareholders' Equity	$1,676,009		$1,440,745
Interest Rate Spread		3.46%		3.66%
Net Interest Income/Earning Assets		3.73%		3.96%

Total Deposits (Interest-bearing and Demand)	$1,304,669		$1,145,831

(1)	Annualized rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis, using the Corporation’s marginal federal income tax rate of 21%.
(2)	Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.
(3)	Rates of return on earning assets and costs of funds have been presented on an annualized basis.

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COMPARISON OF NONINTEREST INCOME
(In Thousands)	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2020	2020	2019	2020	2019
Trust and financial management revenue	$1,565	$1,479	$1,583	$3,044	$2,943
Brokerage revenue	343	333	361	676	668
Insurance commissions, fees and premiums	52	33	48	85	78
Service charges on deposit accounts	831	1,250	1,277	2,081	2,527
Service charges and fees	84	63	89	147	168
Interchange revenue from debit card transactions	718	731	699	1,449	1,342
Net gains from sales of loans	1,564	315	221	1,879	308
Loan servicing fees, net	(158)	(14)	35	(172)	63
Increase in cash surrender value of life insurance	98	104	99	202	191
Other noninterest income	431	987	437	1,418	967
Total noninterest income, excluding realized gains on securities, net	$5,528	$5,281	$4,849	$10,809	$9,255

COMPARISON OF NONINTEREST EXPENSE
(In Thousands)	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2020	2020	2019	2020	2019
Salaries and wages	$5,364	$5,340	$5,276	$10,704	$9,769
Pensions and other employee benefits	1,619	2,038	1,225	3,657	2,843
Occupancy expense, net	664	745	665	1,409	1,322
Furniture and equipment expense	311	358	333	669	634
Data processing expenses	1,040	1,018	962	2,058	1,765
Automated teller machine and interchange expense	275	297	277	572	466
Pennsylvania shares tax	423	422	347	845	694
Professional fees	464	379	331	843	553
Telecommunications	213	206	176	419	340
Directors' fees	178	170	141	348	324
Other noninterest expense	1,723	1,939	1,689	3,662	3,408
Total noninterest expense, excluding merger-related expenses	12,274	12,912	11,422	25,186	22,118
Merger-related expenses	983	141	3,301	1,124	3,612
Total noninterest expense	$13,257	$13,053	$14,723	$26,310	$25,730

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